           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


- --------------------------------------------------------------------------------

                            WESTMINSTER CAPITAL, INC.
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(3).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(j)(2).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4)  Proposed maximum aggregate value of transaction:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                            WESTMINSTER CAPITAL, INC.

Dear Stockholder:

                  You are cordially invited to attend the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of Westminster Capital, Inc., a Delaware corporation (the "Company"), scheduled to be held at The Regent Beverly Wilshire Hotel, La Fiesta Room, 9500 Wilshire Boulevard, Beverly Hills, California, on Thursday, May 30, 1996, at 9:00 a.m. local time, subject to adjournment or postponement by the Board of Directors of the Company, for the following purposes:

         1. To elect eight persons to the Board of Directors to serve until the 1997 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                  Only holders of record of the Common Stock, Par Value $1.00 per share, of the Company on April 10, 1996 will be entitled to notice of and vote at the Annual Meeting or any adjournment or postponement thereof.

                  Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by (i) filing with the Secretary of the Company, prior to the commencement of the Annual Meeting, either a written notice of revocation or a duly elected proxy bearing a later date or by (ii) voting in person at the Annual Meeting.

                                            By order of the Board of Directors,

                                            /s/ William Belzberg

                                            William Belzberg
                                            Chairman of the Board

Beverly Hills, California
April 19, 1996

IMPORTANT: If your shares are held in the name of a brokerage firm or nominee, only that firm or nominee can execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account immediately and direct him or her to execute a proxy on your behalf.

- --------------------------------------------------------------------------------
                          PLEASE SIGN, DATE AND RETURN
                         THE ENCLOSED PROXY CARD TODAY.
- --------------------------------------------------------------------------------

                            WESTMINSTER CAPITAL, INC.
                             9665 WILSHIRE BOULEVARD
                                   SUITE M-10
                             BEVERLY HILLS, CA 90212
                                 (310) 278-1930

- --------------------------------------------------------------------------------
                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 30, 1996
- --------------------------------------------------------------------------------

                               GENERAL INFORMATION

                  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Westminster Capital, Inc., a Delaware corporation (the "Company"), of proxies for use at the 1996 Annual Meeting of Stockholders of the Company (the "Annual Meeting") scheduled to be held at The Regent Beverly Wilshire Hotel, La Fiesta Room, 9500 Wilshire Boulevard, Beverly Hills, California on May 30, 1996 at 9:00 a.m. local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein, or, if no instructions are marked on the enclosed proxy card, FOR each of the nominee's for director as identified on the card (as more fully described below under "Record Date and Voting"). Although management does not know of any other matter to be acted upon at the Annual Meeting, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters which may properly come before the meeting.

                  Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or
(ii) attending the Annual Meeting and voting in person.

                  The mailing address of the principal executive offices of the Company is 9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California 90212, and its telephone number is (310) 278-1930. The approximate date on which this Proxy Statement and the enclosed proxy cards are first being sent to stockholders is April 23, 1996.

RECORD DATE AND VOTING

                  Only stockholders of record of the Common Stock, Par Value $1.00 per share, of the Company (the "Common Stock") at the close of business on April 10, 1996 will be entitled to notice of and to vote at the Annual Meeting. As of such date there were 7,814,607 shares of Common Stock outstanding.

                  Holders of the Common stock have cumulative voting rights with respect to the election of directors. Therefore each stockholder will be entitled to that number of votes equal to the number of his or her shares multiplied by eight, which is the number of directors to be elected. The stockholder may (i) vote for the election of all of the nominees, in which case an amount equal to the number of shares held by such stockholder will be counted as voting for the election of each nominee, (ii) withhold his or her votes with respect to all nominees, or (iii) cast all of his or her votes for a single nominee or distribute them among the nominees as he or she sees fit. The eight nominees receiving the highest number of votes will be elected.

                  Shares represented by a properly executed proxy card received by the Company will be counted in the manner specified therein or, if no instructions are marked on the enclosed proxy, for each of the director nominees in an amount equal to the number of shares held by the person(s) executing the proxy. If a holder indicates his or her intention to vote for the election of only certain nominees and fails to indicate the number of votes for each such nominee, such holder's total votes (less any specifically allocated by such holder) will be allocated as equally as possible (without fractional shares) among the nominees named by such holder and for whom no votes have been specifically allocated by the holder and any votes which cannot be allocated evenly will remain unvoted. Similarly, if a holder chooses to vote for the election of only certain nominees and indicates a total number of votes in excess of the number of shares held by such holder multiplied by eight, the total number of votes entitled to be cast by the holder will be divided as equally as possible (without fractional votes) among the nominees indicated by the holder and any votes which cannot be allocated evenly will remain unvoted. In the event any nominee named on the proxy card is not available (an event which is not anticipated), proxy holders will vote for a substitute nominee in their discretion. If any person other than those named on the proxy card is nominated as a candidate by persons other than the Board of Directors, the proxies may be voted in favor of any one or more of the nominees named on the proxy card to the exclusion of others and in such order of preference as the proxy holders may determine in their discretion, except that no proxy will be voted for a nominee as to whom an intention to withhold authority to vote is indicated.

                  Stockholders are entitled to one vote per share of Common Stock held by them with respect to all matters other than the election of directors, and generally the affirmative vote of the holders of a majority of the shares present at the meeting or represented by proxy is required to take any action on such matters.

                  The rules of the New York and American Stock Exchanges permit member organizations ("brokers") to vote shares on behalf of beneficial owners in the absence of instructions from beneficial owners, but only on certain "routine" matters, including the election of directors. The rules do not permit such votes on "non-routine" matters. Situations where Brokers are unable to vote on non-routine matters are referred to as "broker non-votes." Broker non-votes are not counted as present for purposes of determining a quorum. However, since the only matter expected to be considered at the Annual Meeting is the election of directors, a matter upon which brokers are permitted to vote in the absence of instructions from beneficial owners, broker non-votes are not expected to affect either the determination of a quorum for the meeting or the voting for election of directors.

                  Abstentions are not counted as votes cast either for or against a particular matter, but on matters requiring a majority vote of either the number of shares represented at the meeting or the number of shares outstanding, an abstention has the effect of a negative vote. Shares abstaining are normally counted for purposes of determining the presence of a quorum, and abstentions are not permitted with respect to the election of directors. Therefore, abstentions will not affect the determination of a quorum for the Annual Meeting.

SOLICITATION

                  The cost of preparing, assembling and mailing this Proxy Statement and the proxy card will be paid by the Company. Following the mailing of this Proxy Statement, directors and officers of the Company may solicit consents by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward the consent soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

ELECTION OF DIRECTORS

                  The Board of Directors of the Company is currently comprised of eight directors who are elected annually. The Board of Directors has nominated the eight persons listed in the table below as candidates for election by the stockholders. All of the candidates are currently directors of the Company. The term of each person elected as a director will continue until the 1997 Annual Meeting of Stockholders or until his or her successor is elected.

                                 Dwight C. Baum
                                 Keenan Behrle
                                 Hyman Belzberg
                                 Samuel Belzberg
                                 William Belzberg
                                 Barbara C. George
                                 Monty Hall
                                 Lester Ziffren

                  Mr. Baum, age 83, has been a director of the Company since 1967. He is a Senior Vice President of Paine Webber Inc., an investment banking firm. Mr. Baum has been an officer of that firm or its predecessor, Blyth Eastman Dillon & Co., for more than the past five years. He is also a director of the Dominguez Water Services Corporation and of the Measurex Corporation and is Chairman of the Board of Directors of United Cities Gas Company.

                  Mr. Behrle, age 53, has been a director of the Company since 1985. Since November 1, 1993, he has been self-employed in real estate development. Prior thereto he served as President of Metropolitan Development Inc. (formerly First City Properties, Inc.), a real estate development company located in Los Angeles, California, a position he had held since May 1991. Prior thereto he served as Executive Vice President of First City Industries, Inc. a diversified manufacturing and real estate development company since May 1986, and as Executive Vice President of First City Properties, Inc. from April 1984 until May 1991.

                  Mr. Hyman Belzberg, age 71, has been a director of the Company since 1995. He has been for more than the last five years the President of Bel-Alta Holdings Ltd. which is a real estate and mortgage investment company. He was a Director and Vice President of First City Trust and First City Financial Corp. for 20 years. He operated a large retail furniture business from 1945 to 1994. Mr. Belzberg is also on the Board of the Canadian Athletic Foundation and is the President of Gaslight Square Ltd. and 623201 Alberta Ltd., both of which are real estate and investment companies.

                  Mr. Samuel Belzberg, age 67, has been a director of the Company since 1995. He is the Chairman of the Board of Balfour Holdings Inc., a real estate and land development company in eight cities in the United States and Canada. Mr. Belzberg is a Director of CE Franklin Ltd., an oilfield supply company in Western Canada. Between 1983 and 1991, Mr. Belzberg was Chairman and Chief Executive Officer of First City Financial Corporation, a financial services group in Canada, and previously was President of that company between the years 1970-1983 and 1986-1991.

                  Mr. William Belzberg, age 63, has been a director of the Company since 1974. He has served as Chairman of the Board of Directors of the Company since 1977, and from 1977 to January 1991 he served as Chairman of the Board of Directors of FarWest Savings and Loan Association, a savings and loan association owned by the Company during that period. Mr. Belzberg was also President and Chief Executive Officer of the Company in 1987 and 1988 and has served in that capacity since September 1990.

                  Dr. George, age 60, has been a director of the Company since 1979. She has been a Professor of Business Law in the Department of Finance, Real Estate Law in the College of Business Administration, California State University, Long Beach since 1961 and is currently in the position of Associate Dean of Academic Affairs. Also, she has served as the department chairperson. She is a former President of American Business Law Association. Dr. George is Chairperson of the California State University Forty Niner Shops, which operates the bookstore and food service operations for the University.

                  Mr. Hall, age 74, has been a director of the Company since 1979. He has been a television producer, performer and philanthropist for more than the past twenty-five years.

                  Mr. Ziffren, age 71, has been a director of the Company since 1979. Effective January 1, 1991 he became a retired former partner/advisory counsel to the law firm of Gibson, Dunn & Crutcher, Los Angeles, California. For more than five years prior to that he was a partner of that firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

COMMITTEES OF THE BOARD OF DIRECTORS

                  The Audit Committee of the Board of Directors is currently comprised of Mr. Baum, Mr. Behrle and Dr. George. The Audit Committee's responsibilities include assisting with the selection of the Company's independent auditors, reviewing the scope and results of the annual audit and monitoring internal accounting controls. All members of the Audit Committee attended the two meetings of the Audit Committee held during 1995.

                  The Board of Directors does not have a standing nominating or compensation committee.

DIRECTOR COMPENSATION

                  During 1995, directors of the Company were paid $500 per month for service on the Board and $500 per month for each committee of the Board on which they served as well as $500 for each meeting of the Board of Directors or committee which they attended.

                  During 1995, five outside Directors of the Company (Dr. George and Messrs. Baum, Behrle, Hall, and Ziffren) each were granted options to purchase up to 10,000 shares each under the Company's Non-Statutory Stock Option Plan at $1.8125 per share, which is equal to the market price on the date of grant as specified in the Plan. The options are exercisable in four equal annual installments commencing with the first anniversary of the grant date. The options expire five years from the date of grant. None of these options were exercisable at December 31, 1995. All of the previous options outstanding to these Directors were cancelled as a part of this grant.

MEETINGS OF THE BOARD OF DIRECTORS

                  During 1995 there were four meetings of the Board of Directors of the Company. All directors participated in at least 75% of the board meetings, except Mr. Hyman Belzberg who did not participate in one of the two meetings that were held during the portion of the year when he was a director.

FILING OF CERTAIN REPORTS

                  Directors, officers and beneficial owners of more than 10% of the outstanding shares of the Common Stock of the Company are required by rules of the Securities and Exchange Commission to file certain reports with the Commission and the Pacific Stock Exchange (upon which the Company's Common Stock is listed) relating to certain changes in their beneficial ownership of shares and their aggregate holdings at the end of the calendar year. Each of the directors other than Hyman and Samuel Belzberg failed to file a report with respect to the granting of options to them under the Company's stock option plans during 1995, and Mr. Gitzinger failed to file a report with respect to the granting of an option in 1994. In addition, Hyman Belzberg failed to file a report when an entity affiliated with him acquired additional shares in 1995. Late filings were made by all of these persons after they were made aware of the failure to file.

                         EXECUTIVE OFFICER COMPENSATION

                  For the year ended December 31, 1993, no executive officer of the Company was paid compensation in excess of $100,000 per year, and during 1993 Mr. Belzberg, the Chief Executive Officer of the Company, served without compensation except as indicated in the table below. The table reflects compensation paid to Mr. Belzberg for the month of December 1993, which was the first month of a new compensation arrangement for Mr. Belzberg approved by the Board of Directors on December 2, 1993 under which he will receive an annual salary of $200,000. Mr. Philip J. Gitzinger joined the Company in June 1994 at an annual salary of $125,000, which was approved by the Board of Directors on May 26, 1994.

                           SUMMARY COMPENSATION TABLE


                                                                    Long-Term
                                                                  Compensation
                                                                   -----------
                                                                    Number of
                                                                Shares Underlying           Other
                                        Annual Compensation          Options          Compensation (2)
                                        -------------------        -----------        ----------------
  Name and Principal Position           Year         Salary
  ---------------------------           ----         ------
William Belzberg,                       1995        $200,000        250,000(1)              $8,000
  Chairman of the Board and Chief       1994         200,000          - 0 -                  8,000
  Executive Officer of the Company      1993          16,667          - 0 -                  5,500


Philip J. Gitzinger,                    1995        $125,000          - 0 -                 - 0 -
  Executive Vice President and          1994          65,000         50,000                 - 0 -
  Chief Financial Officer               1993           - 0 -          - 0 -                 - 0 -

         (1) The option replaced an option to purchase 150,000 shares granted in 1986 and exercisable at a price of $12.88 per share.


         (2) The other compensation received by Mr. Belzberg consisted of fees earned as a director. Mr. Gitzinger received no other compensation during 1995 or 1994.

STOCK OPTION GRANTS

                  Stock options were granted during the fiscal year ended December 31, 1995 to the Executive as follows:

                              OPTION GRANTS IN 1995

                                                                                                 Potential Realizable
                                                                                                   Value at Assumed
                                                                                                    Annual Rates of
                         No. of Shares        % of Total Shares                                Stock Price Appreciation
                          Underlying         Underlying Options                                    for Option Term (1)
                           Options          Granted to Employees    Exercise    Expiration     -------------------------
    Name                  Granted (1)          in Fiscal Year        Price         Date           5%              10%
- ------------------------------------------------------------------------------------------------------------------------
William Belzberg           250,000                  100%             $1.99         4/5/00       $80,000         $232,500


(1) The options were granted under the Company's 1986 Incentive Stock Option Plan and have a per share exercise price that is equal to 110% of the market value of the common stock on the date of the grant. The options vest in 25% increments on April 4, 1996, 1997, 1998 and 1999.



STOCK OPTION EXERCISES AND HOLDINGS

                  The following table provides information with respect to all executive officers of the Company named in the Summary Compensation Table above concerning the exercise of options during the fiscal year ended December
31, 1995 and unexercised options held by the executives as of December 31, 1995.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1995
                            AND FY-END OPTION VALUES



                                                        Number of Unexercised             Value of Unexercised
                            Shares                         Shares Underlying                  In-the-Money
                           Acquired                        Options at 12/31/95             Options at 12/31/95
                              on        Value       ---------------------------------------------------------------
Name                       Exercise    Realized     Exercisable     Unexercisable       Exercisable   Unexercisable
- ----                       --------    --------     -----------     -------------       -----------   -------------
William Belzberg              -          $ -               -          250,000           $      -        $80,625
Philip J. Gitzinger           -          $ -          10,000           40,000           $14,375         $57,500


INDEMNITY AGREEMENTS

                  At the 1987 Annual Meeting of Stockholders of the Company, the stockholders approved indemnity agreements which have been entered into with officers and directors of the Company. The indemnity agreements provide, subject to the satisfaction of certain requirements, for the

Company to indemnify the officer or director who is a party to the agreement against expenses (as defined therein), judgments, fines and penalties incurred by such officer or director in connection with a threatened or pending proceeding in which the officer or director may have been involved by reason of the fact that he or she was an officer or director of the Company, by reason of any action taken by him or her or of an inaction on his or her part while acting as such officer or director or by reason of serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

EXECUTIVE COMPENSATION REPORT

                  The policies applicable to determining the compensation of executive officers of the Company are determined by the full Board of Directors, not a committee thereof, except that Mr. William Belzberg, who is both an executive officer and a director, does not participate in the determination of policies affecting his compensation. The following report on executive compensation has been provided by the members of the Board of Directors other than Mr. Belzberg.

                  Mr. Belzberg is one of two executive officers of the Company. From January 1991 through November 1993 Mr. Belzberg received no compensation for his services to the Company as an executive officer. On December 2, 1993 the Board of Directors, without the participation of Mr. Belzberg, determined that the Company would pay to Mr. Belzberg an annual salary of $200,000 commencing with the month of December 1993. The amount of compensation reflects the judgment of the directors as to what is appropriate for the position of Chief Executive Officer, given the unusual circumstances of the Company. As is indicated in more detail in the Annual Report accompanying this Proxy Statement, the Resolution Trust Corporation took possession of the savings and loan association owned by the Company in January 1991, and since that time the Company has been engaged in several different business activities but on a smaller scale. The Board also took into account the fact that Mr. Belzberg has served without compensation for more than two and one-half years and that he has spent in the past, and continues to spend, substantial time and effort on the Company's affairs. Mr. Belzberg's compensation has remain unchanged since that decision in December 1993, reflecting the judgment of the Board that the criteria originally used to determine the amount of Mr. Belzberg's salary are still applicable. No specific performance criteria were relied upon in setting his salary.

                  The option to purchase 250,000 shares of Common Stock of the Company granted to Mr. Belzberg in April 1995 was issued to replace an existing option granted to Mr. Belzberg in 1986 to purchase 150,000 shares at an exercise price of $12.88, which significantly exceeds the prices at which the stock is presently trading. The grant as to the additional shares reflects the Board's favorable view of Mr. Belzberg's performance in managing the Company. No specific criteria were used in arriving at the number of additional shares.

                  Mr. Philip J. Gitzinger is the other executive officer of the Company. Mr. Gitzinger, Executive Vice President and Chief Financial Officer, joined the Company in June, 1994 at an annual salary of $125,000. The Board of Directors approved this salary on May 26, 1994. The amount of compensation reflects the judgment of the directors as to what is appropriate for this position. No specific performance criteria were relied upon in setting his compensation.

                  The Board of Directors (without the participation of Mr. Belzberg) expects to consider at the end of 1996 the possibility of paying Mr. Belzberg a bonus in addition to his salary, although no decision has been made as to whether or not a bonus will be paid and no criteria for determining the amount of the bonus have been determined.

    Dwight C. Baum, Keenan Behrle, Hyman Belzberg, Samuel Belzberg, Barbara C.
                                       George, Monty Hall, and Lester Ziffren,

                                               Members of the Board of Directors

The foregoing report of the Board of Directors shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

                  The following graph compares total stockholder return on the Company's Common Stock with total stockholder return on the Dow Jones Equity Market Index and the Dow Jones Real Estate Investment Sector for the period from January 1, 1991 through December 31, 1995. For this purpose, total stockholder return is determined by adding the increase in the share price during the period to the cumulative amount of dividends paid during that period, assuming dividend reinvestment. The resulting sum is then divided by the closing share price at December 31, 1990 to reflect the total return as a percentage of that beginning value. For years in which the price of the stock decreased from the beginning of the year to the end of the year, the decrease is reflected in the calculation as a negative number.

                               PERFORMANCE GRAPH

                                                Dow Jones Equity        Dow Jones Real Estate
                Westminster Capital, Inc.         Market Index            Investment Sector
                -------------------------       ----------------        ---------------------
1990                        100                          100                        100
1991                         90                          132                        112
1992                         90                          144                        101
1993                        526                          158                        118
1994                        384                          159                        112
1995                        745                          221                        139


                  The total stockholder returns as depicted on the graph are not necessarily indicative of future performance. Many of the companies included in the Dow Jones Equity index and in the Dow Jones Real Estate Investment Sector have substantially greater revenues and substantially greater market capitalization than the Company. Also the companies included in the Dow Jones Real Estate Investment Sector are not directly comparable to the Company because during the five year period presented in the graph the Company's operations related to several different industries, although real estate investment represented a significant part of the Company's activities.

                  The performance graph and related disclosure shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Act of 1934, except to the extent that the Company specifically incorporates the graph and such disclosure by reference.

            STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

                  The following table sets forth as of April 5, 1996 the number of shares of the Company's Common Stock known to the Company to be owned beneficially by each person who owned more than 5% of the outstanding shares, by each nominee for election as a director and by all present directors and executive officers as a group. Except as indicated in the notes to the table, each person named has sole voting and investment power with respect to the shares indicated.

                              SHARES OF COMMON
NAME AND ADDRESS OF           STOCK BENEFICIALLY
BENEFICIAL OWNER              OWNED (1)                         PERCENT OF CLASS
William Belzberg (2),(3)              1,615,320                           20.51%
9665 Wilshire Blvd
Suite M-10
Beverly Hills, CA 90212

Hyman Belzberg (2),(4)                1,549,724                           19.83%
#1670 Aquitaine Towers
540 - 5 Avenue S.W
Calgary, Alberta
Canada T2P 0M2

Samuel Belzberg (2),(4)               1,387,048                           17.75%
1177 West Hastings St
Suite 2000
Vancouver, B.C
Canada V6E 2K3

Dwight C. Baum (5)                       71,500                    less than 1%

Keenan Behrle (5)                         2,500                    less than 1%

Barbara C. George, Ph.D. (5)              2,500                    less than 1%

Monty Hall (5)                            2,500                    less than 1%

Lester Ziffren (5)                        5,500                    less than 1%

Philip J. Gitzinger (6)                  10,000                    less than 1%

All Directors and Officers as a
Group (9 persons)                     4,646,592                           59.46%

- ------------------
(1) This table may not reflect limitations on voting power and investment power arising under community property and similar laws.

(2) Messrs. William Belzberg, Hyman Belzberg and Samuel Belzberg are brothers.

(3) Includes 62,500 shares pursuant to an option to purchase 250,000 shares of which 62,500 shares were exerciable as of April 5, 1996. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned by Mr. Belzberg.

(4) Based on a Schedule 13D Amendment, the shares shown in the table as being beneficially owned by Hyman Belzberg are owned of record by Bel-Alta Holdings Ltd., a Canadian corporation, of which Hyman Belzberg is the President, sole director and beneficial owner of a majority of the outstanding shares of capital stock, and of the shares shown in the table as owned beneficially by Samuel Belzberg, 1,287,048 shares are owned of record by Gibralt Holdings Ltd., a Canadian corporation, of which Samuel Belzberg is the sole director, officer and stockholder, and 100,000 shares by M.D.B. Capital, a Liberian corporation, which has granted to Mr. Belzberg a limited power of attorney with respect to those shares.

(5) Includes 2,500 shares pursuant to an option to purchase 10,000 shares of which 2,500 shares were exercisable as of April 5, 1996.

(6) Includes 10,000 shares pursuant to an option to purchase 50,000 shares of which 10,000 shares were exercisable as of April 5, 1996.

                         THE COMPANY'S RELATIONSHIP WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

                  KPMG Peat Marwick LLP was engaged by the Company to be its independent certified public accountants for 1993 in July 1993 and has been selected by the Company's Board of Directors to continue to serve as the accountants for the Company every year since then, including 1996. Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting of Stockholders, they will have the opportunity to make any statement they desire to make and they are expected to be available to respond to appropriate questions.

                             STOCKHOLDERS' PROPOSALS

                  Any stockholder of the Company wishing to submit a proposal for inclusion in the proxy statement relating to the Company's 1997 Annual Meeting of Stockholders must have delivered such proposal to the Company at its principal office on or before December 20, 1996. The Board of Directors will review any proposals from eligible stockholders which it receives by that date and will determine whether any such proposal will be included in the 1997 proxy solicitation materials. An eligible stockholder is one who at the time of submission of the proposal is the record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted at the 1997 Annual Meeting of Stockholders, who has held such securities for at least one year and who shall continue to own such securities through the date on which the meeting is held.

                                  ANNUAL REPORT

                  Concurrently with this Proxy Statement the Company is providing to each stockholder a copy of its Annual Report to Stockholders, which consists of its Annual Report on Form 10-K filed with the Securities and Exchange Commission. If for any reason a stockholder does not receive the accompanying Annual Report, the Company will provide any such stockholder a copy (without charge) upon the stockholder's written request. Requests should be directed to: Westminster Capital, Inc., Attn: Shareholders Relations, 9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California 90212.

                         By order of the Board of Directors,

                         /s/ Philip J. Gitzinger

                         Philip J. Gitzinger
                         Corporate Secretary

Beverly Hills, California
April 19, 1996

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                  If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute the proxy. Accordingly, please contact the person responsible for your account and give instructions regarding the execution of the enclosed consent.

                           WESTMINSTER CAPITAL, INC.

            The undersigned hereby appoints William Belzberg and Philip J. Gitzinger, and either of them acting alone, with full power of
P     substitution and revocation, as proxies of the undersigned to vote all
R     shares of Common Stock of Westminster Capital, Inc. (the "Company") which
O     the undersigned is entitled to vote at the 1996 Annual Meeting of
X     Stockholders of the Company to be held on May 30, 1996, or at any
Y adjournment or postponement thereof, upon the matters referred to on the reverse side of this Proxy.

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

      IMPORTANT - PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                  [SEE REVERSE
                                                                      SIDE]

     Please mark
[X]  votes as in
     this example

The Board of Directors recommends voting FOR the election of all of the nominess listed below.

1. Election of Directors

Nominees:  DWIGHT C. BAUM, KEENAN BEHRLE,
           HYMAN BELZBERG, SAMUEL BELZBERG,
           WILLIAM BELZBERG, BARBARA C. GEORGE,
           MONTY HALL, LESTER ZIFFREN

                  FOR          WITHHELD
           [ ]    ALL     [ ]  FROM ALL
                NOMINEES       NOMINEES

[ ]
 For only the nominees listed above and allocate my votes       If the total number of votes indicated above exceeds the number
 among them equally unless otherwise specified above.           of votes the undersigned is entitled to cast, the undersigned's votes shall be divided as equally as possible among the nominees indicated by the undersigned.

                                                                (Please date this Proxy and sign EXACTLY as your name appears on this card. Joint owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should give full title. This Proxy shall be valid and may be voted, however, regardless of the form of signature.)


                                                                Signature: ____________________________________Date_______________

                                                                Signature: ____________________________________Date_______________

